                                             (Illegible Stamp)
                                             Authorized Copy

                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile
REPERTORY N0. 364

                  UNILATERAL OPTION TO PURCHASE
                        MINING CONCESSIONS

              COMPANIA MINERA ROYAL SILVER LIMITADA

                               FROM

        SOCIEDAD DE EXPLORACIONES Y EXPLOTACIONES MINERAS
                         OREGON LIMITADA
                              *****
                        *****************
              **************************************
25864/M28&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&/but.
In Santiago, Chile, on the thirty first of July of 1997, before me, ALBERTO HERMAN MONTAUBAN, attorney, Notary Public replacing the head of office of the Twenty second Notary of this jurisdictional territory Mr. Humberto Santelices Narducci, posted to this city, number zero forty-seven Avenida El Bosque Norte, Las Condes, have appeared: Mr. JAIME ALFREDO ARIAS FARIAS, Chilean, married, geologist, National ID number five million, one hundred eighty-one thousand, seventy-six dash seven, representing, as will be accredited by SOCIEDAD DE EXPLORACIONES Y EXPLOTACIONES MINERAS OREGON LIMITADA, both domiciled for this purpose in Antofagasta, 1932 Bernardo O'Higgins Avenue, Suite 41, and passing through this city, hereafter also called the "Offering party", and CESAR ANDRES LOPEZ ALARCON, Chilean, married, attorney, National ID number nine million, five hundred eighty-one thousand, one hundred twenty-six dash four, representing, as will be accredited, "ROYAL SILVER MINES INC." and the latter, in turn, representing MINERA ROYAL SILVER LIMITADA, draft transfer company, Tax ID number seventy-seven million, three thousand four hundred ten dash eight, both residing, for these purposes, at Calle Bombero Adolfo Ossa 1010, Suite 501, Santiago, hereafter also known as "Royal Silver" or the "Beneficiary"; those who appear here are of legal age, and have accredited their identity with me with the documents referred to, do declare: FIRST: Mining Properties and statements.- A) SOCIEDAD DE EXPLORACIONES Y EXPLOTACIONES MINERAS OREGON LIMITADA is the owner of the rights of the following mining exploration concessions in process, located in the mining seat of Mocha, Huara-Pisagua Commune, Iquique Province, First Region of Tarapaca, named: ONE) "BERMEJOS", registered on page 470 under the number 308 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWO) "QUIMLI", registered on page 471 under the number 309 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THREE) "ZAPATA", registered on page 469 under the number 307 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FOUR) "ORAN', registered

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

on page 468 under the number 306 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIVE) "POSITOS", registered on page 467 under the number 306 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIX) "GLADIOLO", registered on page 443 under the number 281 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVEN) "VIOLETA", registered on page 416 under the number 254 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHT) "ITURBE", registered on page 480 under the number 318 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. NINE) "HUMAHUACHA", registered on page 481 under the number 319 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TEN) "GUEMES", registered on page 482 under the number 320 in the Registry of Discoveries of the Conservator of

(handwritten note in right margin) 1917

Mines of Pozo Almonte corresponding to the year 1997.  ELEVEN)
"AGASTACO",

(handwritten note) 28/453

registered on page 483 under the number 321 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWELVE) "MATAN", registered on page 480 under the number 322 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTEEN) "ANTILLA", registered on page 478 under the number 316 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FOURTEEN) "TAFI", registered on page 477 under the number 315 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTEEN) "ANDALGALA", registered on page 476 under the number 314 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTEEN) "CHEPES", registered on page 473 under the number 311 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTEEN) "TORTOLAREJOS", registered on page 509 under the number 347 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.
                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

EIGHTEEN) "MALBRAN", registered on page 472 under the number 310 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. NINETEEN) "PATQUIA", registered on page 475 under the number 313 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY) "CHUMBICHA", registered on page 474 under the number 312 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-ONE) "PENA", registered on page 508 under the number 346 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-TWO) "TARTAGAL", registered on page 479 under the number 317 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-THREE) "CAFAYALE", registered on page 415 under the number 253 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-FOUR) "TINOGASTA", registered on page 466 under the number 304 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-FIVE) "JACHAL", registered on page 465 under the number 303 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-SIX) "ROQUE", registered on page 507 under the number 345 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-SEVEN) "HONDO", registered on page 506 under the number 344 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-EIGHT) "ESTERO", registered on page 505 under the number 343 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. TWENTY-NINE) "RECREO", registered on page 504 under the number 342 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte

(Handwritten note) (49)
corresponding to the year 1997. THIRTY) "MODESTO", registered on page 503 under the number 341 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-ONE) "OMISTE", registered on page 502 under the number 340 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

THIRTY-TWO) "SARAVIA", registered on page 501 under the number 339 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-THREE) "CHARCAS", registered on page 500 under the number 338 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-FOUR) "LLANO", registered on page 499 under the number 337 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-FIVE) "MONTE", registered on page 498 under the number 336 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-SIX) "FRIAS", registered on page 493 under the number 331 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-SEVEN) "VILLAZON", registered on page 497 under the number 335 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-EIGHT) "MAESTRO", registered on page 496 under the number 334 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. THIRTY-NINE) "CHICHASO", registered on page 495 under the number 333 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY) "CAMACHO", registered on page 494 under the number 331 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-ONE) "AYACUCHO", registered on page 492 under the number 330 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-TWO) "PALMERO", registered on page 491 under the number 329 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-THREE) "BENINO", registered on page 490 under the number 328 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-FOUR) "COLQUE", registered on page 489 under the number 327 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-FIVE) "ESPOSOS", registered on page 488 under the number 326 in the
       5                                     (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-SIX) "QUIJARRO", registered on page 487 under the number 325 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-SEVEN) "SUIPACHA", registered on page 486 under the number 324 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-EIGHT) "BUSTILLOS", registered on page 485 under the number 323 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FORTY-NINE) "RON", registered on page 456 under the number 294 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY) "DANTAS", registered on page 457 under the number 295 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-ONE) "FREITAS", registered on page 458 under the number 296 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-TWO) "GOUVEA", registered on page 459 under the number 297 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-THREE) "LEMOS", registered on page 460 under the number 298 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-FOUR) "MORONHA", registered on page 462 under the number 300 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-FIVE) "JOHANNA", registered on page 463 under the number 301 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.FIFTY-SIX) "BELEN", registered on page 446 under the number 284 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-SEVEN) "YOVANKA", registered on page 464 under the number 302 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. FIFTY-EIGHT) "NOBUCO", registered on page 461 under the number 299 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

FIFTY-NINE) "VIRGINIA", registered on page 448 under the number 286 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY) "MARGARITA", registered on page 444 under the number 282 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-ONE) "CASCADA", registered on page 450 under the number 288 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-TWO) "TULIPAN", registered on page 449 under the number 287 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-THREE) "RODRIGO", registered on page 447 under the number 285 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-FOUR) "MARYLIN", registered on page 445 under the number 283 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-FIVE) "BARTOLO", registered on page 442 under the number 280 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-SIX) "GUMIEL", registered on page 432 under the number 270 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-SEVEN) "CAMPERO", registered on page 433 under the number 271 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-EIGHT) "TUMUSLA", registered on page 434 under the number 272 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SIXTY-NINE) "RICO", registered on page 435 under the number 273 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY) "ANILLO", registered on page 436 under the number 274 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-ONE) "SOLIS", registered on page 451 under the number 289 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-TWO) "CAMERINO", registered on page 452 under the number 290

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-THREE) "CABRAL", registered on page 453 under the number 291 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-FOUR) "RIBEIRO", registered on page 454 under the number 292 in the Registry of

Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-FIVE) "GUANABARA", registered on page 455 under the number 293 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-SIX) "PARI", registered on page 417 under the number 255 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-SEVEN) "PARADETI", registered on page 418 under the number 256 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-EIGHT) "MOXAS", registered on page 419 under the number 257 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SEVENTY-NINE) "MAMORE", registered on page 420 under the number 258 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY) "ABUNA", registered on page 421 under the number 259 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-ONE) "FORTIN", registered on page 437 under the number 275 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-TWO) "CUELLAR", registered on page 438 under the number 276 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-THREE) "SEOANE", registered on page 439 under the number 277 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-FOUR) "JUNIN", registered on page 440 under the number 278 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-FIVE) "INGAVI", registered on page 441 under the number 279 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

EIGHTY-SIX) "ITENES", registered on page 422 under the number 260 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-SEVEN) "BAURES", registered on page 423 under the number 261 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-EIGHT) "COIMBRA", registered on page 424 under the number 262 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. EIGHTY-NINE) "CELSO", registered on page 425 under the number 263 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. NINETY) "CASTEDO", registered on page 427 under the number 265 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.
NINETY-ONE) "BALLIVIAN", registered on page 426 under the number 264 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. NINETY-TWO) "WARNES", registered on page 428 under the number 266 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997.

NINETY-THREE) "MOLDES", registered on page 429 under the number 267 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. NINETY-FOUR) "IRALA", registered on page 430 under the number 268 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. NINETY-FIVE) "SENDA", registered on page 431 under the number 269 in the Registry of Discoveries of the Conservator of Mines of Pozo Almonte corresponding to the year 1997. SECOND: The Offering party declares and guarantees that with regard to the mining concessions noted in the first clause preceding, he has exclusive and inclusive ownership rights; these were acquired under just deed, in good faith, in accordance with law, rules and other applicable norms; that the process of constituting these is being carried out according to the law, rules and other applicable norms; that they have no mortgages, obligations, prohibitions, litigations, embargoes nor any other legal or voluntary measure which may affect, perturb or embarrass their free disposition or alienation and with their mineral patents current; that other concessions of his ownership and/or of related persons do not exist nor are known - understanding as such, for the purposes of this contract, those referred to under
Article 100 of Law 18045 - which are in effect in the area noted in the "Cadastral Plan"

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

which, signed by the parties, is added as a private attachment to this contract, understood to form a part of the same. The foregoing is without prejudice of the real prohibitions and obligations which are constituted by this instrument. The circumstances and events to which the preceding statement refer have for "Royal Silver" the character of being essential and definitive for the completion of this contract and the eventual completion of the proposed sale and purchase contract. THIRD:
By means of the present document, the offering party offers irrevocably a purchase option and unilaterally obliges itself to sell, cede and transfer to Compania Minera Royal Silver Limitada, represented on this record by Mr. Cesar Andres Lopez Alarcon, the mining exploration concessions noted in the first clause of this contract. For the purposes mentioned, the offering party of course and by means of this instrument expresses his consent to the eventual sale and purchase of said mining concessions. The beneficiary, for his part, in this record declares the offer and the purchase option received and reserves the ability to freely act on it within the time limits and the conditions stipulated in the present contract. Also comprised in the current contract:
a) The inherent water rights, or according to the dispositions of article 110 of the Mining Code, those which correspond according to Mining Concessions, those which are constituted or acquired by the Offering Party or persons related to it in regard to the Mining Concessions and those who benefit or could benefit the Mining Concessions and that the Offering Party and persons related to it may come to possess, have, use or dispose of any title; b) The rights of any kind over superficial terrain, including ownership and/or easements, which might come to correspond to the Mining Concessions and/or that the Offering Party or persons related to it may obtain as a fruit of the Mining Concessions: c) any other petition or manifestation, be this pure and simple, or in the use of a preferred right which may be conferred by a previous petition, which the Offering Party or persons related to it may present in the Area of Interest, indicated in the cadastral plan attached to the current instrument, as well as the mining concessions which may be derived from them; and d) in general, all other rights and goods which currently may belong to or may come to belong in the future to the Offering Party or persons related to it and which may be necessary or convenient to construct and/or develop and/or exploit a mine and/or factory and which may be found in the Area of Interest. All of the rights and goods mentioned in the preceding four paragraphs are understood to be ceded and transferred by the Offering Party to the Beneficiary, at the moment Royal Silver exercises its option, without further cost to the latter, and without prejudice, that the Offering Party, in order to put into practical effect that which is agreed to, should as soon as possible: i) obtain from the persons related to it the transfer in its favor, to later be included in the Contract, of those rights and goods mentioned in the preceding which are in their name, or whose possession, free use of and/or mere occupation may be in the hands of such related persons; ii) deliver all the legal records on said rights and goods to Royal Silver; iii) submit, together with Royal Silver, however many public and/or private documents may be required to

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

expressly include said rights and goods in the Contract;  and,
iv) at the time of inclusion in the Contract, show that the events indicated in the First Article are in effect and therefore, will make similar declarations concerning those contained in the article just alluded to. On its part, the Offering Party is obliged to carry out, opportunely and in its case, all the actions, steps and paperwork which may be necessary or pertinent to the correct and proper constitution, protection and shielding of the Mining Concessions, as for example, a manifestation of the use of the preferential right which may be conferred by a petition, request for survey, opposition to a request for a survey and/or suits for nullification of superposed concessions and the relocation of meets and bounds and for the processing and/or extension, in its case, of the mining concessions that may eventually be constituted by the Offering Party, by itself or through third parties, in the superficial area of the Mining Concessions. All costs which occur on the occasion of compliance with the obligations indicated in this clause to the Offering Party, will be the exclusive obligation of the Beneficiary. The cost of making and shielding new mining possessions or exploration concessions on lands located within the Area of Mining Concessions and which the Offering Party may present upon previous request, expressly and in writing by Royal Silver, will be the obligation of the latter. Lack of compliance with the obligations mentioned in this clause on the part of the Offering Party will empower Royal Silver to carry out itself the paperwork that should have been done by the former. With the aim that Royal Silver may proceed with the paperwork that the Offering Party should have done, the latter confers a free and special mandate on Royal Silver, as far reaching as the law may require, so that it, by means of its directors or guardians which it may specially designate, may represent the Offering Party legally or extra-legally, and may in its name carry out all the paperwork, steps, measures and actions necessary or conducive to the proper formation, protection and shielding of the Mining Concessions, being provided for in this case with the powers in both sub-paragraphs of the Seventh Article of the Code of Civil Procedure, which are given as reproduced. The delivery of this mandate to Royal Silver in no case obligates the latter to exercise it; if it exercises it, it will not be obliged to make report and does not revoke other powers which may have been given previously. FOURTH: The parties agree that the present option contract will be governed by the dispositions of Article 169 of the Mining Code, and additionally, by Articles 99 and 101 of the Business Code, in such a way that it is absolutely within the power of "Royal Silver" to manifest or not its consent to perfect the proposed purchase and sale contract. FIFTH: In the event that "Royal Silver" opts to purchase the mining exploration concessions offered in sale, it should so indicate by means of a written public document made before the same Notary who authorizes this contract, or before the person who replaces or substitutes for him under any title, within the limit of three years from the date of the present instrument. By the simple act of subscription by "Royal Silver" or its assignee to the referred public document of acceptance, it will be understood that the purchase/sale has been perfected,

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

with the understanding that it is composed of this option contract and said acceptance document. The holder of an authorized copy of both documents is empowered to require the pertinent registrations, sub-registrations and annotations.
SIXTH: If the beneficiary declares its intent not to reach an agreement on the proposed purchase and sale contract at any time within the three year limit stipulated in the previous clause, and declares it thusly by means of a public document before the Notary who authorizes it, or does not pay completely and opportunely any of the payments of the price which are stipulated in the seventh clause, the purchase option and the irrevocable offer formulated by the present instrument, will no longer, ipso facto, be valid, and in that event the beneficiary renounces requesting the return of any amounts which it may have delivered to the Offering Party, these amounts remaining for the benefit of the latter as indemnization for any and all obligations contracted in anticipation. In this case, there will be an immediate lifting of all prohibitions and obligations which may have been formed by reason of this contract, with no further step than showing to the respective Conservator of Mines the corresponding document of public declaration or by a certificate from the Notary who carries out this function which shows that the stipulated time limits have expired without the beneficiary having accepted the offer and exercised the option or not having made the stipulated payment of the price. SEVENTH: The price of the proposed purchase/sale is the amount equivalent in pesos of national currency to $356,000 dollars of the United States of America, at the average bank dollar established in conformity with number six of Title 1 of Chapter 1 of the Compendium of International Exchange Norms by the Chilean Central Bank, for the day before the payment is made, and is to be found published in the Official Newspaper on the day of payment, commonly called the "observed dollar"; on the dates of payment, and under the form and conditions which follow: a) the sum equivalent in pesos of the national currency of $25,000 dollars of the United States of America which will be paid by this act by cash payment, on check number 31467 of ABN Amro Bank [Chile], of an equal amount and which the Offering Party declares receiving to its complete and total satisfaction; b) The sum equivalent in national currency of $25,000 dollars of the United States of America, payable no later than three months from the date of this contract; c) The sum equivalent in national currency of $25,000 dollars of the United States of America payable six months from the date of the present document; d The sum equivalent in national currency of $25,000 dollars of the United States of America payable nine months from the date of the present document; e) With the sum equivalent in national currency of $25,000 dollars of the United States of America payable twelve months from the date of the present document; f) With the sum equivalent in national currency of $25,000 dollars of the United States of America payable fifteen months from the date of the present document; g) With the sum equivalent in national currency of

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

$25,000 dollars of the United States of America payable eighteen months from the date of the present document; h) With the sum equivalent in national currency of $25,000 dollars of the United States of America payable twenty-one months from the date of the present document; and i) With the sum equivalent in national currency of $156,000 dollars of the United States of America payable thirty-six months from the date of the present document. In addition, and having it understood that it not be a part of the previously indicated price, "Royal Silver" is obligated by this document to spend, within the time limit of three years from the date of this contract, the sum equivalent in pesos of the national currency to $200,000 dollars of the United States of America to cover, and without this enumeration being restrictive, the costs related to the formation of the definitive mining property in the individually noted concessions of the first clause, geological, geochemical, and geophysical surveys, ditches, probes, proposals for and operation of measurements, and in general, all types of investigation which will allow a qualitative and quantitative evaluation of the exploration concessions already noted individually. With all this, in the event that "Royal Silver" exercises the option and declares its willingness to accept the offer while the time limit of thirty-six months stipulated in this clause is still pending, it will be a condition for the exercise of the option and the acceptance to be valid that "Royal Silver" make ahead of time all the payments for the purchase and sale price which might be pending, and which in the same fashion, may have spent and so have credited to the Offering Party, by means of receipts, invoices, honorarium vouchers, and other basic pertinent documentation, the sum of $200,000 dollars referred to in this clause. The making of each of the payments of the price will be done at the place of business of "Royal Silver", upon the signing by the Offering Party of the corresponding public document of receipt. In this case, it will be understood that the payment obligation has been complied with integrally and completely, with the delivery to the Notary who authorizes this document, or his successor or replacement, of a promissory note made out to the Offering Party, in pesos of the national currency for the amount of the stipulated payment, calculated in the way described in this clause. The Notary will deliver to the Offering Party the corresponding promissory note upon the signing of the corresponding document of receipt. EIGHTH: The Offering Party delivers to the Beneficiary the individual mining concessions in the first clause, expressly authorizing "Royal Silver" to be able, at the corresponding legal opportunity, by the persons it may designate, to enter its own materials into the mining properties, and to carry out in them every type of work of prospecting, reconnaissance, searching, and in general, investigations which permit a qualitative and quantitative evaluation of the concessions, and to introduce into the concessions all types of equipment and machinery to carry out the work of reconnaissance and prospecting and to install camps for the personnel who will work in them, and the Offering Party should facilitate whatever is necessary for these purposes. "Royal Silver" is obligated to

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

deliver to the Offering Party a report on the exploratory work carried out and its results, in the event the option is not exercised or it is nullified for any of the causes stipulated in the sixth clause. NINTH: The Offering Party makes, in this action, a voluntary prohibition that it will not damage, remove, or carry out actions and contracts regarding the mining concessions indicated in the first clause, without previous written consent from "Royal Silver", whose respective registration in the Registry of Prohibitions of the Conservator of Mines can be required by the holder of an authorized copy of this document. The foregoing is without prejudice to the registering of the present contract with the Registry of

Mortgages and Obligations in conformity with Article 169 of the Mining Code. TENTH: If, during the time this contract is in force, the beneficiary thinks it necessary or convenient to request concessions for mining exploration or exploitation, concessions for water use, civil and mining easements, concessions, free loans or destinations of superficial soil, it may do so assuming their costs, understanding that they form a part of the option for all legal purposes. In the event that the option contract becomes void for any cause, the concessions or rights which may have been obtained over the shielded terrain by the belongings which are a subject of the present contract, will be transferred to the Offering Party without any cost to the latter. ELEVENTH: Without prejudice from Article 1901 of the Civil Code, "Royal Silver" may at any time, being authorized from now on by the Offering Party without need for prior notice, sell, cede, transfer, or by any means dispose of all or part of its rights in this contract, if the purchaser or cessionary always states in the contract which serves as title to his acquisition that he will comply with exactly the same and all of the obligations which "Royal Silver" has contracted by virtue of this contract, in the same terms and as if this contract had been agreed to by said cessionary and obligating itself to impose the same obligations to any later cessionary. TWELFTH: It will correspond to "Royal Silver" to assume the obligation to shield the mining concessions which are the subject of this contract by means of the complete and timely payment of the respective mining patents prior to receipt of proofs of the respective payments given by the Offering Party. THIRTEENTH: The mining concessions are sold as is, in the condition they may be in on the day of agreement to this contract, with all of their uses, customs, rights and active and passive easements, free from debt, obligations, prohibitions, litigations, embargoes, purchase/sale contracts for in situ minerals, rents, or any other kind of action or contract, obligations, real and personal rights which may impede the free use, enjoyment, disposition and delivery of the mining concessions indicated individually in the first clause and in the same conditions stated in the second clause. The Offering Party will be responsible for the guarantee required by the law. FOURTEENTH: The present contract will obligate all successors to any deed of the Offering Party. FIFTEENTH: In the event of the termination of this option contract, "Royal Silver" will have 90 days to

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile
vacate the concessions and to remove from them all the machinery, equipment and construction which may have been placed on them.
In the event that "Royal Silver" finds itself impeded by weather conditions or other unavoidable causes, the time limit will be extended for a reasonable period after the impediment has been removed. SIXTEENTH: It is noted and declared that this present contract is governed by Chilean law. The same is agreed to with respect to the proposed sale/purchase contract, as well as the eventual modifications of either one. SEVENTEENTH: The expenses and fees which are generated on the occasion of this present contract and on the offered purchase/sale contract, and the fees for registrations in the respective Conservator of Mines, will be the responsibility of "Royal Silver". This latter will not respond to any instance of taxes and other personal charges to the Offering Party which derive from the option and/or the purchase/sale referred to. EIGHTEENTH: All difficulties, differences of opinion, disputes or controversies which may come up between the Offering Party, on the one hand, and "Royal Silver" and/or its cessionaries on the other hand, related to the stipulations of the present contract, which may be related to its validity, interpretation, compliance or resolution, will be resolved by an arbitrator. The parties designate by this action for that purpose Mr. Samuel Lira Ovalle and in the event that he can not or does not wish to accept the charge, they designate Mr. Juan Luis Ossa Bulnes, and in the event that he, in turn can not or will not accept the charge, the parties designate Mr. Claudio Illanes Rios, who will have the character of arbitrating arbitrator. Mr. Lira, or Mr. Ossa, or Mr. Illanes, as may be the case, is empowered to decide on the rules of procedure, including that concerning the form of notification of the parties, but should in any case make the first notification personally, or in compliance with the statutes of Article 44 of the Civil Procedure Code. If the previously named persons are unavailable, the Arbitrator will be designated by common agreement between the parties, and if that agreement is lacking, the designation will be made by the Civil Judge in Santiago who is so scheduled, but in this last case the arbitrator, who will act as the only resort, should be an attorney and will act as an arbitrator in the procedure and as an administrative law judge in the finding, with the designation falling only on a person who has been a lawyer to the Supreme Court or the Appeals Court for two consecutive periods. The site of the tribunal will be the city of Santiago. The decision rendered will not be subject to appeal, (a right ) which both parties expressly waive. The arbitrator is empowered, in the event that it be necessary to obtain compliance with the respective contract and if he considers it proper, to sign representing the Offering Party the public document in which is completed the purchase/sale of the mining exploitation concessions indicated in the first clause.
NINETEENTH:   While the present option contract is in effect, and
as long as the offered purchase/sale has not been agreed to, "Royal Silver" may demand the resolution ipso-facto of the same if the title deeds of the mining concessions indicated individually in the first clause are not prepared according to law and in the conditions stated in the second clause, or if the defects which they

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

may have are not resolvable, in the opinion of the attorneys for the parties. In the case of resolvable defects, the Offering Party is obliged to give its complete cooperation for the search, giving, and delivery of the documents required to resolve the defects, and is obliged to carry out, at its own expense, all the procedures and measures which may be necessary. But, if said resolvable defects are of such importance that they might affect the rights of "Royal Silver" or its cessionaries or place in danger the development of the exploration or of the project, while those defects are not resolved or cured, "Royal Silver" may suspend the price payments, and extend for an equal time period the time limits that "Royal Silver" has for exercising its rights. Once the offered purchase/sale is agreed to, the obligation to resolve and cure will continue according to the law. TWENTIETH: If compliance with any obligation emanating from this contract, or with the time limit for the exercising of a right by any of the parties, is impeded by chance circumstance or dire necessity, the time limit for compliance with the obligation or for the exercise of the right, as it may be, is extended for a time equal to the lapse during which the chance circumstance or dire necessity exists. TWENTY-FIRST: All communication between the parties which has no specially designated format in this contract will be done by Fax, followed by notarized, certified letter, to the places of business indicated in this contract. For the purposes of this contract, the parties locate their places of business in the city of Santiago, expressly extending the competence of their jurisdictional bodies. TWENTY-FIRST: (sic) The holder of an authorized copy of the present instrument is empowered to require the registration, sub-registration and annotations which must take place in the corresponding registries of the competent Conservators of Mines. The appearance of Mr. Jaime Arias Farias in representation of Sociedad de Exploraciones y Explotaciones Mineras Oregon Limitada is contained in a Writ by public document dated the twentieth of February 1990, made before Notary Mr. Jose Luis Gumucio Barros, deputy for Mr. Humberto Santelices Narducci. The appearance of Mr. Cesar Andres Lopez Alarcon in representation of "Compania Minera Royal Silver Limitada" and of "Royal Silver Mines Incorporated", is contained in a Writ by public document dated the ninth of July 1997, made in the

Notary office in Santiago of Mr. Humberto Santelices Narducci and the power probated in the same Notary office under the number 15 dated 9 July 1997, respectively, appearances which are not inserted because they are known to the parties and to the authorizing Notary. In proof and with prior reading, are signed.

             - In witness of (Illegible initials). -

(illegible signature)         (illegible signature)
Jaime Alfredo Arias Farias    Cesar Andres Lopez Alarcon


THIS IS A FAITHFUL COPY OF THE ORIGINAL PUBLIC DOCUMENT SANTIAGO
01 APR 1997
(Illegible signature)

(Illegible Seal )   (Partially illegible stamped title )
XXII Notary Santiago